EXHIBIT 3.3.   SPECIMEN STOCK CERTIFICATE



               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                          CUSIP NO. -----------

NUMBER                                                                   SHARES

                           SHIHUA INTERNATIONAL, INC.
                              ------------------
                  AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                               PAR VALUE: $.0001


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

              - Shares of Shihua International, Inc. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ----------------                              --------------------------
                                                     Yiqiao Wang, President

                           SHIHUA INTERNATIONAL, INC.
                                   CORPORATE
                                     SEAL
                                   DELAWARE
                                     *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                      Countersigned Registered:
                                                               (Transfer Agent)
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       By -------------------------------------
                                                           Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common         UNIF GIFT MIN ACT ..........  Custodian
...........
TEN ENT  - as tenants by the entireties                                  (Cust)
(Minor)
JT TEN   - as joint tenants with right
          of survivorship and not as                                        Act
.................................
          tenants in common                                         (State)

       Additional abbreviations may also be used though not in the above list.

       For  value received, ------------------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ----------------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: